                                                                     EXHIBIT 4.1


                           ACACIA RESEARCH CORPORATION

                             SUBSCRIPTION AGREEMENT
                                AND INSTRUCTIONS


     PLEASE READ THE SUBSCRIPTION AGREEMENT CAREFULLY. IN ORDER TO SUBSCRIBE YOU
     MUST:

1. Check the appropriate boxes in the Subscription Agreement on pages 9 through 10.

2.   Sign and complete the APPROPRIATE signature page.

3.   Sign and complete the Internal Revenue Service Form W-9.

4.   If you are married, your spouse must sign the attached Consent of Spouse.

5.   Sign and complete the enclosed Confidential Purchaser Questionnaire.

6.   Return the above materials along with payment to:

                           Acacia Research Corporation
                           55 S. Lake Avenue
                           Pasadena, CA 91101

     Certified or official bank checks for the amount subscribed (as indicated on the signature page of the Subscription Agreement) should be made payable to "ACACIA RESEARCH CORPORATION - SPECIAL ACCOUNT"

     Or payment can be made by wire transfer to:

                           Imperial Bank 1100 Glendon Avenue Suite 220 Los Angeles, CA 90024 ABA # 122201444
                           Credit to Acacia Research Corporation
                           Account # 38-057-863

     Acacia Research Corporation (the "Company") will notify investors as to the date and time of the closing of the transaction.

7. Each prospective purchaser may be required to provide such additional information as the Company shall reasonably request. In this connection, please note:

     (a) A partnership may be required to provide a copy, among other items, of its partnership agreement, as amended, as well as all other documents that authorize the partnership to invest in the Company.

     (b) A corporation may be required to provide a copy, among other items, of its Articles of Incorporation and Bylaws, as amended, in effect, as well as all other documents that authorize the corporation to invest in the Company.

     (c) A limited liability company may be required to provide a copy, among other items, of its Certificate of Formation and Operating Agreement, as amended, in effect, as well as all other documents that authorize the limited liability company to invest in the Company.

     (d) A trust may be required to provide a copy, among other items, of its Declaration of Trust or other governing instrument, as amended, as well as other documents that authorize the trust to invest in the Company.

                           ACACIA RESEARCH CORPORATION

                             SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

     1. SUBSCRIPTION; PAYMENT. The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from Acacia Research Corporation, a Delaware corporation (the "Company"), this subscription (the "Subscription") in the amount of $__________ (the "Capital Commitment") for __________ Units (each Unit consisting of one share of the Company's Common Stock, par value $0.001 per share, and one Common Stock Purchase Warrant) pursuant to the Company's Confidential Private Placement Memorandum dated January 17, 2001 (the "Memorandum"). This Subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement. For a description of the Common Stock Purchase Warrant, please refer to Attachment 1 hereto "Form of Common Stock Purchase Warrant."

     The undersigned shall either: (i) enclose herewith a certified or official bank check payable to the Company, or (ii) transmit by wire transfer the amount of the Capital Commitment.

     2. ACCEPTANCE OF SUBSCRIPTION. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription in whole or in part, notwithstanding prior receipt by the undersigned of notice of acceptance. If this Subscription is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the undersigned, without interest, and this Subscription Agreement shall thereafter be of no further force or effect.

     3. REPRESENTATIONS AND WARRANTIES. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

          (a) The undersigned understands that the offering and sale of the Units are intended to be exempt from registration under the Securities Act of 1933, as amended, (the "Securities Act"), by virtue of Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act, and in accordance therewith and in furtherance thereof, the undersigned represents and warrants and agrees as follows:

               (i) The undersigned and the undersigned's advisers have been afforded an opportunity to review and receive the Memorandum and reports filed by the Company under the Securities Exchange Act of 1934 (the "Exchange Act") and other publicly available information relating to the Company, the Company's business and finances (collectively, the "Information"), and any and all other information deemed relevant by the undersigned in order to make an informed investment decision regarding the Units, and have reviewed and received such Information and understand the Information and this Subscription Agreement;

               (ii) No written representations have been made other than as stated, or in addition to those stated, in the Information;

               (iii) The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice, other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company;

               (iv) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides;

               (v) The address set forth below is the undersigned's true and correct domicile;

               (vi) The undersigned has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

               (vii) The undersigned has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the Information made available to the undersigned in connection with the offering of the Units to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto;

               (viii) The undersigned is not relying on the Company with respect to the legal, tax, and other economic considerations of an investment and has obtained, or had the opportunity to obtain the advice of the undersigned's own legal, tax, and other advisors;

               (ix) The undersigned will not sell or otherwise transfer the Units or the underlying shares of the Company's Common Stock thereof ("Shares") without registration under the Securities Act or applicable state securities laws or an exemption therefrom. The Units and the Shares have not been registered under the Securities Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing the Units for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. The undersigned has not offered or sold any portion of the Units being acquired. The undersigned does not have any present intention of selling, distributing or otherwise disposing of any portion of the Units, which may be a violation of the Securities Act unless (i) a registration statement has been filed and declared effective by the Securities and Exchange Commission (the "SEC") covering such Shares to be resold or otherwise distributed; or
          (ii) the passage of a fixed or determinable period of time that makes such resale or distribution exempt from registration and is pursuant to Rule 144 promulgated under the Securities Act or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. The undersigned is aware that there is currently no public market for the Units, although a public market exists for the Company's Common Stock;

               (x) THE UNDERSIGNED UNDERSTANDS AND ACKNOWLEDGES THAT HIS OR HER INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR INVESTORS OF SUBSTANTIAL MEANS WHO HAVE NO IMMEDIATE NEED FOR LIQUIDITY OF THE AMOUNT INVESTED, AND THAT SUCH INVESTMENT INVOLVES A RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF SUCH INVESTMENT; and

               (xi) The undersigned is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

          (b) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to the undersigned's net worth.

          (c) The undersigned hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including, without limitation, such additional information as the Company may reasonably deem appropriate with regard to the undersigned's suitability.

          (d) The undersigned acknowledges:

               (i) In making an investment decision the undersigned has relied on the undersigned's own examination of the Company and the terms of the offering of the Units, including the merits and risks involved. THE UNITS OFFERED IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES

          COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE INFORMATION OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE;

               (ii) The undersigned, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company; and

               (iii) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units.

4.   REGISTRATION RIGHTS.

     (a)  REGISTRATION RIGHTS

               (i) The undersigned understands that the Company will file a Registration Statement with the SEC for the resale of the Company's Common Stock included in the Units sold pursuant to the Memorandum ("Unit Shares") and the Company's Common Stock to be issued upon exercise of the Common Stock Purchase Warrants included in the Units sold pursuant to the Memorandum ("Warrant Shares") as soon as shall be reasonably practicable following the consummation of the sale of the Units pursuant to the terms of this Subscription Agreement, but in no event more than sixty (60) days after the final closing of the Offering (as defined in the Memorandum). Holders of the Units, the Unit Shares, and the Warrant Shares are collectively referred to as "Holders." Subject to the provisions of this Subscription Agreement, the Company shall use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as promptly as shall be practicable, but in no event more than 120 days after the final closing of the Offering (as defined in the Memorandum). The Company shall keep such Registration Statement effective for a period of up to 120 days or until the distribution contemplated in such Registration Statement has been completed; PROVIDED, HOWEVER, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company's Common Stock (or other securities). For the purposes of this Subscription Agreement: (A) "Registrable Shares" means the Unit Shares and the Warrant Shares (and including any shares issued in connection with any split or dividend in respect of any such shares); provided, however, that any such share of Common Stock will cease to be a Registrable Share when (1) a Registration Statement covering a Registrable Share has been declared effective by the SEC and such share has been disposed of by the Holders pursuant to such effective Registration Statement,
          (2) the Registrable Share is transferred to another person, (3) such share (after initial issuance) is held by the Company or one of its subsidiaries or otherwise ceases to be outstanding, or (4) such share may be traded without restriction pursuant to paragraph
          (k) of Rule 144, if applicable; and (B) "Registration Statement" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               (ii) Upon the written request of a Holder to include all or any portion of such Holder's Registrable Shares in an underwritten offering, the Company shall have the right, in its sole discretion, to determine whether any of such Registrable Shares are to be included in such underwritten offering, and if the Company so determines, the Company alone shall have the right to select the managing underwriter or underwriters to administer the offering.

               (iii) If the managing underwriter of an underwritten offering under this Section 4(a) advises the Company in writing that in its opinion the number of shares requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration only the number of shares which in the opinion of such underwriter can be sold and may delay registering the balance of the shares in a non-underwritten offering for up to 120 days. This provision shall not relieve or modify the Company's obligations to file and have declared effective any Registration Statement under Section 4(a)(i). If the number of shares that can be sold is less than the number of shares proposed to be registered, the amount to be so registered shall be allocated pro rata among the Holders of Registrable Shares desiring to participate in such registration.

               (iv) If the Company fails to file a Registration Statement, or have such Registration Statement declared effective, within the time periods specified in this Section 4(a) (each an "Obligation"), the Company shall return to the undersigned an amount in cash equal to 1.5% of the Capital Commitment, net of any finder's fees, on any such date and on the monthly anniversary of each such date until the Company satisfies the applicable Obligation.

          (b) SUSPENSION OF EFFECTIVENESS. The Company's obligations under
     Section 4(a) above shall not restrict its ability to suspend the effectiveness of, or direct the Holders not to offer or sell securities under, any Registration Statement, at any time, for such reasonable period of time which the Company believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company. In addition, the Company shall not be required to keep any Registration Statement effective, or may, without suspending such effectiveness, instruct the Holders not to sell such securities, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

          (c) HOLDBACK AGREEMENT. In the event of any filing of a prospectus supplement or the commencement of an underwritten public distribution of the Company's Common Stock under a Registration Statement, whether or not Registrable Shares are included, the Holders agree not to effect any public sale or distribution of Registrable Shares (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by the Company in a written notice duly given to the Holders, which period shall commence up to 14 days prior to the effective date of any such filing of such prospectus supplement or the commencement of such underwritten public distribution of such Common Stock under a Registration Statement and shall continue for up to 44 consecutive days in the case of a sale pursuant to Rule 144 and for up to 74 consecutive days otherwise.

          (d) REGISTRATION PROCEDURES. Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Agreement, the Company shall, as expeditiously as possible:

               (i) prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to the Holders copies of such Registration Statement and such other documents as proposed to be filed (including copies of any document to be incorporated by reference therein), and thereafter furnish to the Holders such number of copies as may be reasonably requested in writing by the Holders of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), including all exhibits thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the SEC;

               (ii) notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, the Company shall prepare a supplement or amendment to such prospectus, as soon as practicable, so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Holders any such supplement or amendment;

               (iii) notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

          The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. The Holders agree, by their acquisition of Registrable Shares and their acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. All Holders proposing to distribute their Registrable Shares through an underwritten offering shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting and shall provide to such underwriter or underwriters any opinions and certificates, and any indemnification with respect to such Holder as reasonably required by such underwriter or underwriters.

          The Holders agree that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, the Holders will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by this Subscription Agreement, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Holders will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holders' possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

          (e) REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with the registration of shares pursuant to this Subscription Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses payable by the Company include any (i) underwriting discounts, commissions, or fees attributable to the sale of Registrable Shares, (ii) fees and expenses of any counsel, accountants, or other persons retained or employed by the Holders or underwriters, or (iii) transfer taxes, if any.

          (f) INDEMNIFICATION.

                    (i) To the extent permitted by law, the Company shall
              indemnify each Holder, each underwriter of the Registrable Shares and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been sought pursuant to this Subscription Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 4(f)(iii) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Shares and each person controlling such Holder, for legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Subscription Agreement respecting sales of Registrable Shares, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                    (ii) Each Holder will severally, if Registrable Shares held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Shares and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 4(f)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Shares and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such Registration Statement; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus or offering circular was not made available to the Holder and such current copy the prospectus or offering circular would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                   (iii) Each party entitled to indemnification under this
              Section 4(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense with its own counsel at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent shall not be unreasonably withheld).

                   (iv) If the indemnification provided for in this Section
              4(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) AGREEMENT TO SUSPEND EXERCISE OF WARRANT CALL RIGHTS. If for any reason, the Company suspends or otherwise prohibits the Holders from distributing any Registrable Shares pursuant to any provision of this
     Section 4, the Company shall not exercise its right to redeem any of the Common Stock Purchase Warrants included in the Units sold pursuant to the Memorandum until such suspension or prohibition is lifted.

     5. LEGEND OF CERTIFICATES. Each stock certificate of the Company issued to represent a Share shall bear the following (or substantially equivalent) legend on the face or reverse side thereof:

             "THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR

        ASSIGNED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION THEREFROM."

     Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon the completion of a public distribution of shares represented thereby) shall also bear such legend, unless in the opinion of counsel satisfactory to the Company the securities represented thereby need no longer be subject to the restrictions contained herein. The provisions of this Subscription Agreement shall be binding upon, and shall inure to the benefit of, the undersigned and all subsequent holders of the Units who acquired such Units directly or indirectly from the undersigned in a transaction or series of transactions not involving any public offering.

     6. NO UNTRUE STATEMENTS; INDEMNIFICATION.

          (a) The Company hereby warrants and represents that the Memorandum and other data provided by the Company to the undersigned in connection with this transaction, whether orally or in writing, is accurate, complete and correct, and does not contain an untrue statement of a material fact or omit a material fact necessary in order to make the Memorandum and other data not misleading.

          (b) Each party agrees to indemnify and hold harmless the other party, its officers, members, directors, employees, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, without limitation, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any materially false representation or warranty or material breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

     7. IRREVOCABILITY; BINDING EFFECT; ENTIRE AGREEMENT. The undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder, and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns. This Agreement sets forth the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

     8. MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

     9. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     10. ASSIGNABILITY. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

     11. APPLICABLE LAW. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to residents of that state executing contracts wholly to be performed in that State.

     12. NATURE OF SUBSCRIBER. The undersigned is (check one):

         [ ]  (a)  One or more individuals
         [ ]  (b)  A corporation
         [ ]  (c)  A partnership
         [ ]  (d)  A trust
         [ ]  (e)  Another entity or organization, namely
                   _____________________(please specify)

     13. INVESTMENT PURPOSE FOR NON-INDIVIDUALS.

          (a) If the undersigned is not an individual, indicate the approximate date the undersigned's entity was formed: ___________________.

          (b) If the undersigned is not an individual, initial the appropriate blank below which correctly describes the application of the following statement to your situation: the undersigned (i) was not organized or reorganized for the specific purpose of acquiring the Units, (ii) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the same proportion in each investment and (iii) the undersigned's investment in the Company will not constitute more than forty percent (40%) of the undersigned's total capital.

          [ ]  True
          [ ]  False

          If the "False" box is checked, the undersigned will as of the closing of the transaction (the "Closing") have ________ individual shareholders, partners or other record owners and ______ non-individual shareholders, partners or other record owners. Those non-individual shareholders, partners or other record owners to whom application of the above statement would be "False" have an aggregate of _________ ultimate beneficial owners who are either individuals or to whom application of the above statement and the statement in Section 14 would be "True." IF THE "FALSE" BOX IS CHECKED, EACH PARTICIPATING PERSON MAY BE REQUIRED TO FILL OUT A SUBSCRIPTION AGREEMENT, INCLUDING MAKING THE REPRESENTATIONS AS TO INVESTOR STATUS SET FORTH IN SECTIONS 3(c), 12, 13 AND 14.

     14. LIMITATIONS ON INVESTMENT IN INVESTMENT COMPANIES.

     If the undersigned is not a individual, initial the box below which correctly describes the application of the following statement to your situation: the undersigned would not, upon acquiring the Units, have more than ten percent (10%) of its assets invested in one or more investment companies that rely solely on the exclusion from the definition of "investment company" provided in Section 3(c)(1)(A) of the Investment Company Act of 1940:

          [ ]  True
          [ ]  False

     If the "False" box is checked, the undersigned will as of the Closing have ________ individual shareholders, partners or other record owners and ______ non-individual shareholders, partners or other record owners. Those non-individual shareholders, partners or other record owners to whom application of the above statement would be "False" have an aggregate of _________ ultimate beneficial owners who are either individuals or to whom application of the above statement and the statement in Section 13 would be "True."

     15. MATTERS RELATING TO THE UNDERSIGNED'S OWNERSHIP OF THE UNITS.

          (a) All correspondence relating to the undersigned's investment should be sent (check one):

          [ ]  (i)   to the address of the undersigned set forth on the
                     signature page hereof
          [ ]  (ii)  to the following address:

                     ----------------------------------------

                     ----------------------------------------

                     ----------------------------------------

          (b) The undersigned may be contacted by telephone at the following telephone numbers:

          (i)      Home telephone:  (   )_____________________

          (ii)     Business telephone: (   )___________________

          (iii)    Facsimile telephone: (   )___________________

          (iv)     E-mail address: _____________________________

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                 FOR INDIVIDUALS AND LIVING OR REVOCABLE TRUSTS

     IN WITNESS WHEREOF, the undersigned executed this Agreement this _________ day of January __, 2001.


No. of Units Purchased:                  _______________________________________
                                         Print Name
______________________
                                         _______________________________________
                                         Signature of Investor

                                         _______________________________________
                                         Social Security Number

                                         _______________________________________

                                         _______________________________________
                                         Residence Address


     If the purchaser has indicated that the Units will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:


                                         _______________________________________
                                         Print Name of Spouse or Other Purchaser

                                         _______________________________________
                                         Signature of Spouse or Other Purchaser

                                         _______________________________________
                                         Social Security Number

ACCEPTED AND AGREED:

ACACIA RESEARCH CORPORATION

By: ______________________________
Name:
Title:

Dated: January __, 2001

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
            FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this ______ day of January, 2001.

No. of Units Purchased:                  _______________________________________
                                         Print Name of Partnership, Corporation,
______________________                   Trust or other Entity


                                         By: ___________________________________
                                             (Signature of Authorized Signatory)

                                         Name: _________________________________

                                         Title:_________________________________

                                         Address:_______________________________

                                                 _______________________________

                                        Jurisdiction where organized:

                                        ________________________________________

                                        Taxpayer Identification Number:
                                        ________________________________________

                                        Date of Formation:______________________

                                        Address of Chief Executive Officer of
                                        Subscriber:
                                        ________________________________________

                                        ________________________________________


ACCEPTED AND AGREED:

ACACIA RESEARCH CORPORATION

By:______________________________
Name:
Title:

Dated:  January __, 2001

                                  ATTACHMENT 1

                                                                 NO.

                      FORM OF COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                           ACACIA RESEARCH CORPORATION

WARRANT TO PURCHASE COMMON STOCK

     This certifies that, for value received, ________________________________
("the Holder") is entitled to subscribe for and purchase up to [________] shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of Acacia Research Corporation, a Delaware corporation (the "Company"), at the price specified in
Section 2 hereof, as such price may be adjusted from time to time pursuant to
Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section 1 hereof.

     As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $0.001 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     This Warrant is issued pursuant to that certain Subscription Agreement between the Holder and the Company dated January __, 2001 (the "Subscription Agreement").

     l. TERM OF WARRANT; CALLABILITY BY COMPANY.

     The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on the date hereof and ending January __, 2004. However, during the three-year period, the Company will have the right to redeem all of the Warrants on 30 days prior written notice at a redemption price of $0.10 per Warrant if (a) the closing bid price of the Company's Common Stock averages $26.25 or above for 20 consecutive trading days after the Common Stock reaches a closing bid price of at least $26.25 on the Nasdaq National Market System and (b) the registration statement covering the resale of the shares of the Company's Common Stock underlying this Warrant has been declared effective by the Securities and Exchange Commission and remains in effect. If the Company elects to exercise its redemption right, the Holder of this Warrant may either exercise the Warrant, in whole or in part, or tender the Warrant to the Company for redemption, in whole or in part. Within five business days after the end of the 30-day period, the Company will mail a check for the redemption price to the Holder of this Warrant should this Warrant remain outstanding in whole or in part as of the end of the 30-day period, whether or not the Holder has surrendered this Warrant for redemption. This Warrant may not be exercised after the end of such 30-day period. Notwithstanding the provisions of this Section 1, if for any reason, the Company suspends or otherwise prohibits the Holder from distributing any shares of the Company's Common Stock issuable pursuant to this Warrant pursuant to any provision of Section 4 of the Subscription Agreement, the Company shall not exercise its right to redeem this Warrant until such suspension or prohibition is lifted.

     2. WARRANT PRICE.

     The Warrant Price is $ 21.00 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

     3. METHOD OF EXERCISE: PAYMENT; ISSUANCE OF NEW WARRANT.

     Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

     4. STOCK FULLY PAID; RESERVATION OF SHARES.

     All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.

     The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

          (a) RECLASSIFICATION, CONSOLIDATION, OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock. Such new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

          (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

          (c) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this
     Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     6. NOTICE OF ADJUSTMENTS.

     Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     7. FRACTIONAL SHARES.

     No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Warrant Price then in effect.

     8. COMPLIANCE WITH SECURITIES ACT.

     The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

     9. TRANSFER AND EXCHANGE OF WARRANT.

     This Warrant is not transferable or exchangeable without the consent of the Company.

     10. MISCELLANEOUS.

          (a) NO RIGHTS AS SHAREHOLDER. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c) NOTICE. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d) GOVERNING LAW. This Warrant shall be governed and construed under the laws of the State of California.

This Warrant is executed as of this _______ day of January, 2001.


                                        ACACIA RESEARCH CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

TO: ACACIA RESEARCH CORPORATION

     1. The undersigned hereby elects to purchase _________ shares of Common Stock of Acacia Research Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:


        -------------------------------------
        (Name)

        -------------------------------------
        (Address)

        -------------------------------------
        (Address)


     3. The undersigned represents that any of the aforesaid shares of Common Stock not subject to an effective Registration Statement under the Securities Act of 1933 are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

     4. The undersigned represents that each of the representations and warranties and each of the responses in the confidential purchaser questionnaire given with the Subscription Agreement are true, correct and complete as of the date hereof.


                                           -------------------------------------
                                           (Signature of Holder)


                                           -------------------------------------
                                           (Print Name of Holder)

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

                           ACACIA RESEARCH CORPORATION


                  (ALL INFORMATION FURNISHED IN COMPLETING THIS
                  QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY)



     ACACIA RESEARCH CORPORATION (the "Company") will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

     If the answer to any question below is "none" or "not applicable," please indicate.

     Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.


I.   INDIVIDUAL INVESTORS

     INVESTORS THAT ARE NOT INDIVIDUALS (CORPORATIONS, PARTNERSHIPS, TRUSTS,
                           ETC.) SHOULD TURN TO PAGE 6

1.   PERSONAL

     Name_________________________________________________
     (Exact name as it should appear on stock certificate)

     Residence Address_______________________________________

     Home Telephone________________________________________

     Date of Birth__________________________

     Social Security Number_________________


2.   BUSINESS

     Occupation_____________________________________________

     Number of Years________

     Present Employer__________________________________________

     Position/Title_____________________________________________

     Business Address__________________________________________

     Business Telephone_________________________________

     Business Facsimile_________________________________


3.   RESIDENCE INFORMATION

     (a) Set forth in the space provided below the state(s)/countries in which you have maintained your principal residence during the past three years and the dates during which you resided in each state/country.


          --------------------------------------------------

          --------------------------------------------------

     (b) Are you registered to vote in, or do you have a driver's license issued by, or do you maintain a residence in any other state/country? If yes, in which state(s)/ country(ies)?

          --------------------------------------------------


4.   INCOME

     (a) Do you reasonably expect EITHER your own income from all sources during the current year to exceed $200,000 OR the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

          Yes ___    No ___   If not, please specify amount ______________

     (b) What percentage of your income as shown above is anticipated to be derived from sources other than salary?

          --------------------------------------------------

     (c) Was EITHER your yearly income from all sources during each of the last two years in excess of $200,000 OR was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

          Yes__      No__

          If no, please specify amount for:  Last Year:__________________
                                             Year Before Last:___________


5.   NET WORTH

     Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000?


          Yes ___    No ___   If not, please specify amount ______________

6.   EDUCATION

     Please describe your educational background and degrees obtained, if any.


     -----------------------------------------------------------

     -----------------------------------------------------------


7.   AFFILIATION

     If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.


     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------


8.   BUSINESS AND FINANCIAL EXPERIENCE

     (a) Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.


          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

     (b) Are you purchasing the securities offered for your own account and for investment purposes only?

                           Yes__                     No__

          If no, please state for whom you are investing and/or the reason for investing.

          -----------------------------------------------------------

          -----------------------------------------------------------


9.   FINANCIAL ADVISORS

     In evaluating this investment, will you use the services of any of the following advisors? (If so, please identity, providing address and telephone number.)

       Accountant:                  ________________________________

                                    ________________________________

                                    ________________________________


       Attorney:                    ________________________________

                                    ________________________________

                                    ________________________________


       Other:                       ________________________________

                                    ________________________________

                                    ________________________________




PLEASE CONTINUE ON PAGE 5

II.  NON-INDIVIDUAL INVESTORS

(please answer this Part II only if the proposed purchase is to be made by a corporation, partnership, trust or other entity.)


IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.   IDENTIFICATION

     Name_______________________________________________________
         (Exact name as it will appear on stock certificate)

     Address of Principal
       Place of Business _______________________________________

     Jurisdiction of Formation
       or Incorporation ________________________________________

     Contact Person ____________________________________________

     Telephone Number ____________________

     Facsimile Number____________________________

     Type of Entity
       (corporation, partnership,
       trust, etc.)__________________________

     Was entity formed for the purpose of this investment?

                           Yes ____         No ____

     If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.   PROPOSED INVESTMENT

     Please indicate the amount of your proposed investment: $________________

     Please state the investing entity's net worth at the time the securities will be purchased: $______________


3.   BUSINESS

     Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

     [ ] private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

     [ ] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     [ ] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

     [ ] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

     [ ] an insurance company as defined in Section 2(13) of the Securities Act of 1933;

     [ ] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, OR whose total assets exceed US$5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who accredited investors;

     [ ] an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of US$5,000,000;

     [ ] an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

     [ ] a trust with total assets in excess of US$5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

     [ ]  Other.  Please describe: _____________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4.   INVESTMENT EXPERIENCE

     Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.


     ---------------------------------------------------------------

     ---------------------------------------------------------------

     ---------------------------------------------------------------


PLEASE CONTINUE ON THE NEXT PAGE

III. BENEFICIAL OWNERSHIP (For purposes of filing Registration Statement)

     As of the date below, undersigned is the beneficial owner of the following number of shares of Acacia Research Corporation common stock:

     Shares purchased pursuant to the
       Private Placement Memorandum
       dated January 17, 2001:                      __________________

     Other shares of common stock
       beneficially owned by
       undersigned:                                 ___________________


                              Total:                ___________________


     As of the date below, undersigned agrees to keep Acacia Research Corporation informed of any changes to the total number of shares beneficially owned by undersigned until such time as undersigned is notified that a Registration Statement is declared effective or the Company informs undersigned that the information is no longer needed.



                                           Signed:  ____________________________

                                           Print Name:

                                           Date:  ______________________________

IV.  SIGNATURE

     The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

     Executed at _________________, on January ___, 2001.




                          IF INVESTOR IS AN INDIVIDUAL:



                          ---------------------------------
                          (Signature)

                          ---------------------------------
                          (Print or type name)



                          IF INVESTOR IS AN ENTITY:



                          ---------------------------------
                          (Print or type name of entity)

                          By:______________________________

                          Title:___________________________

                              [ATTACH IRS FORM W-9]

                     ACKNOWLEDGEMENT AND AGREEMENT OF SPOUSE


       The undersigned spouse of ___________________________ acknowledges that he or she has read the attached Subscription Agreement of even date herewith and agrees to be bound thereby.

Dated:



                                            ------------------------------------

                                            Print Name:_________________________









                                       2